UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 5, 2010
Date of Earliest Event Reported: March 24, 2010

BRIGHTCUBE, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-266932	87-0431036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Inner Circle, The Villages, Florida	32162
(Address of principal executive offices)	(Zip Code)

(321) 229-5444
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

A summary review of this company’s relevant and material financial condition and operational results for the years ended 2002 through 2009 are presented here. The company is providing here a concise executive summation of the company’s performance for the past seven years, in the belief that through this filing, the investing public will have an integrated and comprehensive disclosure to better understand the current financial position of Brightcube, Inc., its operating results, its business practices and its compliance and disclosure issues. Herein, we also address specifically the comments of the Division of Corporate Finance regarding our quarterly reports recently filed with the Commission on Forms 10- Q and or our annual reports recently filed with the Commission on Forms 10-K. The information in this 8-K report furnished pursuant to Item 2.02 (Results of Operations and Financial Condition) is to be considered “filed” for purposes of Section 18 of the Exchange Act.

As disclosed in our March 31, 2010 Form 10-Q filing, Brightcube, Inc. is the subject of a Securities and Exchange Commission Administrative Proceeding. The SEC Division of Enforcement issued its Order Instituting Proceedings (OIP) (File No. 3-13834) on March 24, 2010. The administrative proceeding was instituted pursuant to Section 12(j) of the Securities Exchange Act of 1934 against Brightcube, Inc. for being delinquent in its periodic filings with the Commission since the Company last filed an interim quarterly report for the period ended June 30, 2002. We have informed the Division of the Company’s intention to file the delinquent reports. And to date have filed 29 separate delinquent reports.

Brightcube is a very small company with limited resources. We are and hopefully will continue to be a rather insignificant participant in the business of seeking mergers, acquisitions or business combinations.  A large number of established and well-financed entities, including OTCBB listed shell corporations, venture capital and hedge fund firms, are active in mergers and acquisitions of companies that may be our desirable target candidates. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than we have and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Yet it is our intention to compete in this arena.

Brightcube is on the path to becoming a prudent and compliant corporate citizen. As of the date of this filing, we are very near being substantially compliant with our reporting and disclosure obligations. We understand our obligation to provide timely and reliable information.  We have demonstrated a tenacity and eagerness to improve our performance. Certainly the SEC Division of Enforcement Order Instituting Proceedings against the Company filed on March 24, 2010 motivated Brightcube to address its failure to file timely disclosure reports as required by the Exchange Act. The Company has filed the required Forms 10-K for the eight years ended 2002 through 2009 and Brightcube has also filed twenty-one Forms 10-Q for the same period since the notification of the Order Instituting Proceeding was received. Brightcube specifically states here that furnishing this information required by Item 103 of Regulation S-K Section 229.103  regarding the OIP is to be considered “filed” by reference to all 21 Form 10-Q and 10-QSB interim quarterly reports for the years ended 2003 through 2009 and “filed” by reference to all 8 of our filed Form 10-K and 10-KSB annual reports for the years ended 2002 through 2009 and additionally “filed” by reference to our 2002 10-K/A filed yesterday.

For the period starting on September 30, 2002, the date the company filed their bankruptcy petition through December 19, 2005, the date Clark County Court, Nevada approved an Order granting the custodianship of the company to Michael F. Manion, the Company had no assets, no liabilities, no operations and no revenues. Additionally, within days of our 2002 bankruptcy filing all the officers and directors of the Company had resigned or were terminated.

For the period from December 19, 2005 through May 5, 2010 the date of this filing, the company has had no revenues and its operational goal during this period had been to become current and compliant with its disclosure and reporting requirements. During this period, the Company generated a liability payable to the management due to the fact that Mr. Manion personally paid all the Company expenses. These expenses primarily consisted of reinstatement and restoration expenses; legal, accounting and auditing costs; expenses associated with securities compliance and disclosure; state restoration and annual business license fees; reinstatement and annual transfer agent fees; resident agent fees and general administrative expenditures. This liability at March 31, 2010 totaled $27,141.

Also, since December 2005, Mr. Manion has provided his services and office space without cost to the Company. These items had a combined value of $1,000 per month. The total of these expenses through March 2010 was $20,000. These monthly expenses were reflected in all our recently filed quarterly and annual reports in the statement of operations as general and administrative expenses with a corresponding contribution of paid-in capital

The Company has no current assets to utilize as capital resources and does not expect to attain profitable operations in the near future. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in us incurring a net operating loss that will increase continuously until we can consummate a business combination with a profitable business opportunity. There is no assurance that we can identify such a business opportunity and consummate such a business combination.

We continue to arrange advances from a related party in order to fund our business operations. There can be no assurance that additional funding will be available on favorable terms, if at all. If adequate funds are not available, we may be required to curtail operations significantly. We expect to issue restricted shares of common stock to Mr. Manion, as we are unable to pay for any expenses incurred on the Company’s behalf or for services rendered. We expect that such issuance shall result in Mr. Manion having a majority interest in our common stock. This issuance of additional shares will result in dilution to our existing shareholders.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 24, 2010 the Securities and Exchange Commission Division of Enforcement filed an Order Instituting Proceedings against the Company. This Order was instituted pursuant to Section12(j) of the Securities Act of 1934.The allegations set forth in Order state that Brightcube is delinquent in its periodic filings with the Commission, having not filed any periodic reports since it filed a Form 10-QSB/A for the period ended June 30, 2002. The Company does not refute the allegations therein.

The Company is currently in the process of filing our delinquent Forms 10-K and 10-Q and anticipates reaching a settlement agreement with the Commission. In the event the Company is unable to reach a settlement agreement with the Commission it is in all likelihood the common stock of the Company would be effectively deregistered.

The Company’s common stock securities are not otherwise listed on an exchange or association. They are neither on the OTCBB nor officially on the Pink Sheets. Our stock trades only in the grey market. The Company is aware of the fact that Registrants whose securities are quoted exclusively on automated inter-dealer quotation systems are not subject to this Item 3.01 and such registrants are thus not required to file a Form 8-K pursuant to this Item 3.01. The Company believes the statements provided herein under Item 3.01 are appropriate for this situation, which warrants public disclosure.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Periodic lack of engagement of independent public accounting firm:  From the September 30, 2002 date of filing for protection under the U.S. Bankruptcy Code Title 11 Chapter 7, until July 16, 2009, the Company had not engaged any accountant or auditor for the years ended 2002 through 2009. Also during the period September 30, 2002 through December 31, 2009 the Company did not filed any financial reports, as required.

Termination of previous independent registered public accounting firm:  The predecessor public accounting firm of BDO Seidman LLP (BDO) effectively was terminated with the filing of our bankruptcy petition on September 30, 2002.The Company ceased utilizing their services when the Company filed for protection under the Bankruptcy Code on September 30, 2002 and consider that filing as de facto evidence of the termination of BDO ‘s engagement.

BDO last offered an opinion on the Company's financial statements for the year ended December 31, 2001. For either of the previous two years to our last BDO rendered opinion, 1999 and 2000, BDO’s report did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Brightcube’s audited financial statements contained a going concern qualification expressing substantial doubt about the ability of the Company to continue as a going concern.

The last Company audit report of BDO dated February 22, 2002 for the year ended December 31, 2001, also contained an explanatory paragraph regarding Brightcube, Inc.'s ability to continue as a going concern and contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Subsequent period objection and request of predecessor accounting firm:  On April 13, 2010 Brightcube filed an Annual Report on Form 10-KSB for the year ended December 31, 2002. BDO Seidman LLP, our predecessor auditor, was not informed or consulted regarding the preparation and filing of this report. BDO notified the Company on April 23, 2010 that they objected to the use of their 2001 opinion on Brightcube’s financial statements as presented in our 2002 10-KSB. The objection was on the basis that BDO was not made aware of the fact that Brightcube had prepared and filed the report. BDO also objected because they did not perform any due diligence with respect to the 2002 annual report, and furthermore BDO did not provide the required authorization to the inclusion of their opinion in our filing. BDO has respectfully requested that Brightcube withdraw or amend the 2002 annual report. Brightcube requested that BDO reissue the 2001 opinion and grant us the authorization to include the reissued opinion in our amended report.

On April 29, 2010, the Company received notice from the BDO, the previously engaged accounting firm, which audited the Company’s financial statements for the period ended December 31, 2001. The notice stated that BDO considered the Company’s request for a fee quote for reissuance of BDO Seidman’s opinion on Brightcube, Inc.’s financial statements for 2001, and concluded that BDO decided they would not reissue that opinion.

On May 4, 2010, we filed a Form 10-K/A for the year ended 2002. Amendment No. 1 in that filing is precisely for the deletion of the BDO opinion on our 2001 financial statements, which was improperly included in our original year ended 2002 filing.

The Company has provided BDO with a copy of the above disclosure and requested that BDO furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of BDO’s letter is attached as exhibit 16.1 to this current report Form 8-K.

Engagement of new independent public accounting firm:  In an effort to bring our filing and disclosure obligations up to date, the Company engaged Michael F. Cronin, CPA (Cronin) as our independent accountant auditor on July 16, 2009.

Mr. Cronin has been engaged to audit the Company’s financial statements for the fiscal year ended December 31, 2002 and to review the Company’s financial statements for all subsequent interim and annual periods, commencing with the quarter ended March 31, 2003. Cronin commenced work on our delinquent financial statements during the summer of 2009. At the time of the appointment there was no certifying accountant or auditor, as Brightcube had not prepared any of the required financial statements since declaring bankruptcy in September of 2002. The decision to engage a new independent registered accounting firm was made by the current management without recommendation or input from any outside source.

Last two fiscal years independent accounting firm issues:  During the last two fiscal years ended December 31, 2008 and 2009 there were no reports by any independent accounting firm on our financial statements. Not only because we had not completed an annual report for either of these years but also because we were considered an inactive registrant. The company meets the exception of the requirement to provide audited financial statements under Rule 210.3-11. Accordingly, the accompanying 2009 and 2008 financial statements have not been audited by an independent registered public accounting firm. A summary of the Rule is as follows:
  Gross Receipts from all sources for the fiscal year were not in excess of $100,000;
  Brightcube, Inc. has not purchased or sold any of its own stock, granted options therefore, or levied assessments upon outstanding stock;
  Expenditures for all purposes for the fiscal year were not in excess of $100,000;
  No material change in the business has occurred during the fiscal year, including any bankruptcy, reorganization, readjustment or succession or any material acquisition or disposition of plants, mines, mining equipment, mine rights or leases; and
  No exchange upon which the shares are listed, or governmental authority having jurisdiction, requires the furnishing to it or the publication of audited financial statements.
During recent fiscal years ended December 31, 2008 and 2009 and the subsequent period through the date of this filing May 5, 2010, there were no disagreements with our current independent accounting firm, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Cronin’s satisfaction, would have caused him to make reference to the subject matter of the disagreement in connection with his yet to be rendered report on the registrant's financial statements.

During the Registrant's two most recent fiscal years, the subsequent period thereto, and to the date of this filing, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event
(as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company makes notice that the year ended December 31, 2001 audited financial statements should no longer be relied upon because they have been restated subsequent to the filing of the 2001 annual report. BDO, our predecessor auditor that rendered an opinion on the original 2001 financial statements has never rendered an opinion on the restated financial statements.

Brightcube requested BDO consider a reissuance of the 2001 opinion and authorization to include it in our amended 10-K/A 2002 report. Unfortunately, on April 29, 2010, the Company received notice from the BDO, that BDO considered the Company’s request for a fee quote for reissuance of BDO Seidman’s opinion on Brightcube, Inc.’s financial statements for 2001, and concluded that BDO decided they would not reissue that opinion.
Again in a comfort letter from our current independent accountant Brightcube requested that BDO provide their opinion or, their consent to the use of their opinion relating to our 2001 financial statements. To date no response to our second request was received regarding the reissuance.

The restatement was necessitated by a change in the Company's accounting treatment for a significant transaction involving the issuance of the Company's Series B Preferred Stock. This adjustment amounted to over 12.1 million dollars. The December 31, 2001 financial statements have been restated and the restatement appears in the unaudited interim quarterly financial statements filed on Form 10-QSB for the period ended June 30, 2002.

The precipitating factor causing this adjustment and restatement is revealed in June 30, 2002 Form 10-QSB filed August 19, 2002, which states:

“in connection with filing a registration statement on Form SB-2 in May 2002, the Company's accounting was reviewed by the Securities and Exchange Commission (SEC). Due to this review and based upon the Company's consultation with the SEC, the Company's accounting treatment for the transaction involving the issuance of the Company's Series B Preferred Stock, issued during 2000, was changed. During 2000, the Company issued 900 shares of Series B preferred stock that was convertible into 50% of the Company's shares of common stock on a fully diluted basis for cash proceeds of $9,000. The accounting for this transaction, which had originally been recorded as a stock issuance cost (with the estimated fair value security recorded by both increasing and decreasing additional paid in capital) relating to a private placement of common stock, has been changed resulting in a $12.1 million charge to general and administrative expense during 2000. As a result the Company's balance sheet for the year ended December 31, 2001 has been restated. The accompanying balance sheet as of December 31, 2001 and June 30, 2002 reflects the $12,143,000 increase in the accumulated deficit and additional paid in capital as a result of the change in accounting treatment for this transaction.”

These adjustments had no impact on the Company’s results of operations, no impact on the Statement of Cash Flows and no impact on our previously reported loss per share calculations.  In our recently filed original 2002 10-KSB, The balance sheet for the period ended December 31, 2001 reflects the corrected values including the $12,143,000 offsetting increases in accumulated deficit and additional paid in capital as a result of the change in accounting treatment for above mentioned transaction.

While reviewing our recent filings, the Division of Corporate Finance noted that the 2001 Balance sheet included in the April 13, 2010 original filing appeared to have been restated subsequent to the date of BDO’s February 22, 2002 opinion and that as such the accumulated deficit number of $27,554,200 cited in the opinion does not match the $39,697,200 accumulated deficit line item on the balance sheet it is supposed to cover. This discrepancy is clearly due to the fact that we utilized the Company’s adjusted and restated December 31, 2001 values in our 2002 annual report.

Indisputably, the subsequent September 2002 bankruptcy filing renders the 2001 financial condition of the Company, our results of operations for 2001and the restatement of our 2001 financial statements a rather moot point, as all such transactions reflected discontinued operations not carried forward to the successor company. The net effect of this restatement is totally irrelevant to the financial condition of the successor company, which adopted fresh start accounting on October 1, 2002.

Item 9.01	Financial Statements and Exhibits.

In all our recently filed quarterly statements under Notes to Unaudited Interim Financial States, we mistakenly included language regarding the exception of the requirement to provide reviewed interim financial statements under Rule 210.3-11 of Regulation S-X when this exception only pertains to annual audits. We hereby take note of this error and accordingly acknowledge that all of our quarterly interim financial statements filed on Forms 10-Q and 10-QSB for the periods March 2003 through March 2010 have been reviewed by our independent public auditor.

Included herein by reference are all our 10-Q and 10-QSB interim quarterly statements for the periods ended March 2003 through March 2010 in which we hereby delete the following statement in quotes, which appears as the first item in each filing immediately under the title, Notes to Unaudited Financial Statements:

“FINANCIAL STATEMENTS OF INACTIVE REGISTRANT

The company meets the exception of the requirement to provide reviewed interim financial statements under Rule 210.3-11. Accordingly, an independent auditor has not reviewed the accompanying financial statements. A summary of the Rule is as follows:

  Gross Receipts from all sources for the fiscal year were not in excess of $100,000;
  Brightcube, Inc. has not purchased or sold any of its own stock, granted options therefore, or levied assessments upon outstanding stock;
  Expenditures for all purposes for the fiscal year were not in excess of $100,000;
  No material change in the business has occurred during the fiscal year, including any bankruptcy, reorganization, readjustment or succession or any material acquisition or disposition of plants, mines, mining equipment, mine rights or leases; and
  No exchange upon which the shares are listed, or governmental authority having jurisdiction, re-quires the furnishing to it or the publication of audited financial statements.”
It is our explicit intention to deem the deletion of the above statement regarding financial statements of inactive registrant as furnished in this 8-K report pursuant to Item 9.01 (Financial Statements and Exhibits) to be “filed” for purposes of Section 18 of the Exchange Act and accordingly accomplish the deletion of said statement by reference to all our 10-Q and 10-QSB interim quarterly statements for the periods ended March 2003 through March 2010.

In no manner whatsoever, do any items disclosed herein materially change the financial position of the Company as presented in any of the affected filings

No.	Exhibits

16.1	Letter from BDO Seidman, LLP dated May 4, 2010 to the Securities and Exchange Commission regarding statements in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2010

BRIGHTCUBE, INC.

By: /s/ Michael F. Manion
Michael F. Manion
Chief Executive Officer
Chief Financial Officer